MML SERIES INVESTMENT FUND
MML VIP Invesco Main Street Equity Fund
Supplement dated October 6, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the information for Benjamin Ram found (on page 59 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management and on page 121 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds, is hereby removed.
Effective immediately, the following information supplements the information found (on page 59 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management:
Magnus Krantz is a Portfolio Manager at Invesco Advisers. He has managed the Fund since September 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. beginning on page 120 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Magnus Krantz

is a portfolio manager of the MML VIP Invesco Main Street Equity Fund. Mr. Krantz is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a Vice President of OppenheimerFunds, Inc. (“OFI”) since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for technology for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Krantz was a sector manager at RS Investments and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-06
VIPMSE-26-01